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                                                                   EXHIBIT 10.29

                               September 3, 1997


Vitalink Pharmacy Services, Inc.
TeamCare, Inc.
1250 E. Diehl Road
Naperville, IL 60563

ATTN:  Donna L. DeNardo, President

          RE: Liquidated Damages Calculation in Pharmaceutical Supply Agreements

Dear Ms. DeNardo:

          Pursuant to the requirements of Section 10 of the Pharmaceutical Supply Agreements (as that term is defined in the Omnibus Reconciliation Services Agreement, dated as of March 1, 1997, by and between GranCare, Inc. ("GranCare") and Vitalink Pharmacy Services, Inc. ("Vitalink")) this letter clarifies the calculation of damages that may become payable under said Section 10 in the event that ownership or control of a GranCare health care facility subject to a Pharmaceutical Supply Agreement (other than a Replacement Facility (as defined in paragraph 2 below)) is transferred (a "Transferred Facility"), the transferee ceases to obtain pharmaceutical supplies and services from Vitalink with respect to the Transferred Facility; and GranCare's obligation to pay "damages" under Section 10 of the Pharmaceutical Supply Agreement is thereby triggered (a "Supply Termination Event"). For purposes of this letter of clarification, the term "Vitalink" shall mean and include TeamCare, Inc. and any subsidiaries or affiliates (as defined in Rule 12b-2 under the Securities Act of 1934) of Vitalink and TeamCare. Upon the occurrence of a Supply Termination Event, the amount of such "damages" shall be calculated as follows:
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Vitalink Pharmacy Services
September 3, 1997
Page 2

               1. The net revenues realized by Vitalink from the provision of pharmacy services to the Transferred Facility pursuant to a Pharmaceutical Supply Agreement over the 12 calendar months (or if such Transferred Facility was served for less than 12 months, over the number of whole months actually served (or in the case of partial months, rounded to the nearest whole month based on the number of actual days elapsed in accordance with established mathematical convention)) immediately preceding the calendar month in which the Supply Termination Event occurs ("LTM Net Pharmaceutical Revenues") shall be multiplied by Vitalink's Percentage EBITDA Margin (as defined below), the product so obtained being hereinafter referred to as "EBITDA Earnings Amount". The "Percentage EBITDA Margin" shall be Vitalink's consolidated EBITDA divided by Vitalink's consolidated net revenue, in each case derived from Vitalink's most recent audited financial statements. The EBITDA Earnings Amount shall then be divided by 12 (or if such Transferred Facility was served for less than 12 months, over the number of whole months actually served (or in the case of partial months, rounded to the nearest whole month based on the number of actual days elapsed in accordance with established mathematical convention)), and the quotient so obtained (the "Monthly Liquidated Damages Payment") shall be the monthly amount paid by GranCare to Vitalink until the first to occur of (i) the expiration of the remaining term of the Pharmaceutical Supply Agreement or (ii) the month in which a Replacement Facility is substituted by GranCare. The
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Vitalink Pharmacy Services
September 3, 1997
Page 3

          Monthly Liquidated Damages Payment shall be payable commencing on the tenth business day of the month immediately succeeding the month during which Vitalink shall actually cease to provide pharmaceutical supplies to the Transferred Facility.

               2. GranCare shall have the option at any time after the occurrence of a Supply Termination Event to substitute an alternative health care facility (a "Replacement Facility") for a Transferred Facility and suspend paying further Monthly Liquidated Damages Payments (except as provided elsewhere herein), and the provision of pharmaceutical supplies to any Replacement Facility shall be pursuant to the terms and conditions of a Pharmaceutical Supply Agreement except as otherwise provided herein.

                    Within 30 calendar days following each annual anniversary of the actual commencement of service by Vitalink to any Replacement Facility, the parties shall calculate the EBITDA Earnings Amount derived by Vitalink from the provision of service to such Replacement Facility for such preceding 12 month period by multiplying the net revenues realized by Vitalink from the provision of pharmacy services to such Replacement Facility pursuant to a Pharmaceutical Supply Agreement for such 12-month period by the same Percentage EBITDA Margin utilized to calculate the amount of the Monthly
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Vitalink Pharmacy Services
September 3, 1997
Page 4

          Liquidated Damages Payments with respect to the Transferred Facility such Replacement Facility replaced (the "Replacement Earnings"). In the event that Replacement Earnings for any 12 month period are less than 90% of the EBITDA Earnings Amount calculated with respect to the subject Transferred Facility, then GranCare shall, within thirty days of receiving written notice from Vitalink setting forth in appropriate detail the calculation of the amount of the Replacement Earnings with respect to such Replacement Facility, pay to Vitalink an amount equal to the excess of (i) an amount equal to 90% of the EBITDA Earnings Amount attributable to the Transferred facility such Replacement Facility replaced over (ii) the actual amount of such Replacement Earnings ("Shortfall Payment"). On March 1/st/ of each year during the term of the Pharmaceutical Supply Agreements, Vitalink shall determine the aggregate amount of all Shortfall Payments made by GranCare during the immediately preceding 12 calendar months (i.e., March 1 of the prior year through February 28 of the then current year; the "LTM Shortfall Payment"). In the event that the Replacement Earnings of one or more Replacement Facilities, during such preceding 12 calendar month period exceed 110% of the EBITDA Earnings Amount attributable to the Transferred Facility any such Replacement Facility replaced (the "Excess Replacement Earnings"), then Vitalink shall pay to GranCare by March 10 of each year the sum of all Excess Replacement Earnings realized by Vitalink not to exceed the LTM Shortfall Payment. Each of the
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Vitalink Pharmacy Services
September 3, 1997
Page 5

          calculations required in this letter shall be provided to GranCare in reasonable detail and shall be certified by Vitalink's President, Chief Financial Officer or Treasurer.

               3. In the event that a Replacement Facility is served for a period of less than 12 months, the calculation of the required Shortfall Payment, if any, shall be an amount equal to the excess, if any, of (i) the sum of the Monthly Liquidated Damages Payments for each month less than 12 that the Replacement Facility was served by Vitalink multiplied by 90% over (ii) the Replacement Earnings realized by Vitalink from the provision of pharmacy services to such Replacement Facility during such period.

               4. The termination of the Pharmaceutical Supply Agreement with respect to any Replacement Facility or the transfer of any Replacement Facility shall not constitute a Supply Termination Event. However, upon the actual termination of the provision of services pursuant to a Pharmaceutical Supply Agreement with respect to any Replacement Facility, GranCare shall recommence the Monthly Liquidated Damages Payments in the immediately succeeding month based upon the EBITDA Earnings Amount of the Transferred Facility that such Replacement Facility replaced, subject to any subsequent suspension thereof
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Vitalink Pharmacy Services
September 3, 1997
Page 6

          which may thereafter result from GranCare substituting alternative Replacement Facilities.

               5. In the event it is determined that a Facility (as defined in the Pharmaceutical Supply Agreements) has improperly terminated a Pharmaceutical Supply Agreement based on an incorrect assertion that Provider (as defined in the Pharmaceutical Supply Agreements) breached its obligations pursuant to Section 12 of the Pharmaceutical Supply Agreements, the amount of damages that GranCare shall be obligated to pay to Vitalink shall be calculated based on the same methodology set forth in paragraph 1 hereof with respect to the actual period of time during which such Facility shall have "covered" by obtaining pharmacy services from an alternative source and, in the case of partial months, rounded to the nearest whole month based on the number of actual days elapsed in accordance with established mathematical convention. The parties hereto expressly acknowledge that the foregoing provision is being included to provide internal consistency within the Pharmaceutical Supply Agreement, and as result (i) the final sentence of paragraph 12 will be ignored for all purposes and
          (ii) the phrase "net revenue lost by Provider" in the penultimate sentence of said paragraph 12 shall be deemed to have been replaced with a reference to "liquidated damages."

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Vitalink Pharmacy Services
September 3, 1997
Page 7

               6. GranCare shall be entitled to review during normal business hours Vitalink's financial records pertaining to its provision of services to any Transferred Facility or Replacement Facility pursuant to a Pharmaceutical Supply Agreement in connection with making any of the calculations contained in this letter. Notwithstand-ing the provisions of paragraph 13 of the Pharmaceutical Supply Agreements, in the event of a dispute between the parties hereto over any of the calculations set forth in this letter of clarification, the parties shall appoint a mutually acceptable "Big Six" accounting firm, or some other mutually acceptable arbitrator with appropriate finance and accounting expertise, to arbitrate the differences between the parties hereto. The decision of any such accounting firm or other arbitrator shall be final and binding, and the cost of such proceeding shall be equally split between the parties hereto. In the event the parties are unable to agree upon an accounting firm or other arbitrator, the provisions of paragraph 13 of the Pharmaceutical Supply Agreements shall be followed.

               7. When references to "GranCare" and "Vitalink" are made herein, such references shall include each respective party's successors and assigns.
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Vitalink Pharmacy Services
September 3, 1997
Page 8

               8. Except as expressly set forth herein, no other terms or provisions of any Pharmaceutical Supply Agreement are being modified or amended by this letter of clarification and such Agreements are hereby ratified and confirmed.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]
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Vitalink Pharmacy Services
September 3, 1997
Page 9


                                        GRANCARE, INC.



                                        By:/s/ Scott Athans
                                           -------------------------
                                           M. Scott Athans,
                                           President



ACKNOWLEDGED AND AGREED:

VITALINK PHARMACY SERVICES, INC.



By:/s/ Donna L. DeNardo
   -------------------------------
   Donna L. DeNardo,
   President



TEAMCARE, INC.



By:/s/ Donna L. DeNardo
   -------------------------------
   Donna L. DeNardo,
   President